SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2016

AMPCO-PITTSBURGH CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-898	25-1117717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

726 Bell Avenue, Suite 301 Carnegie, Pennsylvania		15106
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (412) 456-4400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed to include as an exhibit a corrected press release that was issued on November 8, 2016. This corrected press release replaces the press release that was issued on November 1, 2016.

Item 2.02.	Disclosure of Results of Operations and Financial Conditions.

On November 8, 2016, Ampco-Pittsburgh Corporation (“Ampco”) issued a corrected press release announcing financial information for the three and nine months ended September 30, 2016. As part of completing its financial statement closing process for its Form 10-Q, Ampco determined that the press release issued on November 1, 2016 (which was included as Exhibit 99.1 to the Current Report on Form 8-K filed by Ampco with the U.S. Securities and Exchange Commission on November 1, 2016) contained an inadvertent error in the calculation of the valuation allowance established against certain of its deferred income tax assets for the three months ended September 30, 2016.

Ampco’s valuation allowance was $26,903,000 and $28,322,000 for the three and nine months ended September 30, 2016, respectively, versus $22,620,000 and $24,039,000, as initially reported. This change affects Ampco’s net loss for the three and nine months ended September 30, 2016, which was $27,382,000 and $36,758,000, respectively, instead of $23,099,000 and $32,475,000, as initially reported; net loss per common share for the three and nine months ended September 30, 2016, which was $2.23 and $3.10, respectively, instead of $1.88 and $2.74 as initially reported; and the per common share impact of the valuation allowance for the three and nine months ended September 30, 2016, which was $2.19 and $2.39, respectively, instead of $1.84 and $2.03, as initially reported. Corresponding corrections have also been made to the s Financial Summary attached to the November 1, 2016 press release and to the version of the press release available on Ampco’s website.

The full text of the corrected press release is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall such information be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 - Corrected Press Release dated November 8, 2016 announcing financial results for the quarter ended September 30, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPCO-PITTSBURGH CORPORATION
By:	/s/ Michael G. McAuley
Michael G. McAuley
Chief Financial Officer

Dated: November 8, 2016

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